EXHIBIT 10.2

ACKNOWLEDGEMENT AGREEMENT

        THIS ACKNOWLEDGEMENT AGREEMENT, dated as of June 7, 2005 (the “Agreement”), is made and entered into by COMPUCREDIT CORPORATION, a Georgia corporation (“CCRT”), in favor of MIDLAND FUNDING LLC, a Delaware limited liability company (the “Buyer”). Except as otherwise defined herein, capitalized terms used herein but not defined shall have the respective meanings given to them in that certain Asset Purchase and Forward Flow Agreement, dated June 2, 2005, between Jefferson Capital Systems, LLC (“Seller”) and Buyer (the “Purchase Agreement”).

W  I  T  N  E S  S  E  T  H:

        WHEREAS, CCRT is an Affiliate of Seller;

        WHEREAS, Buyer has agreed to enter into the Purchase Agreement on the condition that CCRT provide this Agreement;

        WHEREAS, CCRT acknowledges that it will benefit, directly and indirectly, from the Purchase Agreement.

        NOW, THEREFORE, in consideration of the provisions set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and as an inducement to Buyer to enter into the Purchase Agreement, CCRT hereby consents and agrees as follows:

1.     Statements with Respect to all Accounts. As of each Closing Date, CCRT hereby represents and warrants with respect to the transfer of Accounts (other than the NFE Accounts) to Buyer on such Closing Date that:

    (a)        (i) The execution, delivery and performance of this Agreement is not made with the intent to hinder, delay or defraud the creditors of CCRT, (ii)(A) the sale of such Accounts to Seller was recorded in the records of CCRT, its Affiliates or its joint venture partners as a sale of the Accounts and (B) represented a bona fide and arm’s length transaction undertaken for adequate consideration.

    (b)        Both prior to and after giving effect to the transfer of such Accounts to Seller, CCRT (i) was not “insolvent” (as such term is defined in Section 101(32)(A) of the Bankruptcy Code), (ii) was able to pay its debts as they become due and (iii) did not have unreasonably small capital for the business in which it is engaged.

    (c)        There is no pending or, to the actual knowledge of CCRT, threatened action, investigation, litigation, or proceeding by or against CCRT, which would (i) prevent CCRT from performing its obligations hereunder in any material respect or (ii) have a material adverse affect on, result in a lien against, or otherwise materially impair such Accounts.

    (d)        There is no order, judgment or decree entered or pending against CCRT, which would (i) prevent CCRT from performing its obligations hereunder in any material respect, or (iii) have a material adverse affect on, result in a lien against, or otherwise materially impair such Accounts.

    (e)        Seller, CCRT and/or CCRT’s Affiliates or its joint venture partners are the only entities that are parties to the original purchase agreements or other underlying document through which Seller acquires the Accounts.

Buyer’s sole remedy with respect to any breach of this Paragraph 1 shall be to make a claim against Seller pursuant to (i) Paragraph 9.1(a) of the Purchase Agreement with respect to representations and warranties made by CCRT on the Account Purchase Closing Date and (ii) Paragraph 9.1(b) of the Purchase Agreement with respect to representations and warranties made by CCRT on each Closing Date (other than the Account Purchase Closing Date). The limitations set forth in Paragraphs 9.1(c), 11.10 and 11.13 of the Purchase Agreement shall apply to any breach of this Paragraph 1. To the extent Buyer is entitled to receive payment from Seller pursuant to Paragraph 9.1(a) or Paragraph 9.1(b), as applicable, of the Purchase Agreement and such payment is not made by Seller (pursuant to the Escrow Agreement or otherwise), then Buyer shall have the rights set forth in Paragraph 3 of this Agreement.

2.    Statements with Respect to Forward Flow Accounts.

    (a)        On each Closing Date (other than the Account Purchase Closing Date), CCRT hereby represents and warrants with respect to Accounts to be sold to Seller that will be transferred to Buyer pursuant to Forward Flow Transfers that: (i) no Blanket Settlements Offers have been or will be made by CCRT with respect to such Accounts for any discount in excess of twenty percent (20%); (ii) such Accounts have received consistent treatment, in all material respects, by CCRT prior to charge off; (iii) each such Account (if marketed by CCRT) has been originated, maintained, billed, charged off, collected and serviced by CCRT and its agents in compliance, in all material respects, with all applicable laws, rules and regulations and its card member agreement and disclosure statement; and (iv) each such Account (if first serviced by CCRT as a result of a portfolio acquisition) has been maintained, billed, charged off, collected and serviced by CCRT since the date of its acquisition in compliance, in all material respects, with all applicable laws, rules and regulations and the applicable card member agreement and disclosure statement.

    (b)        On each Closing Date (other than the Account Purchase Closing Date), CCRT hereby represents and warrants that to the extent that (i) any representations, warranties or other provisions in any original purchase agreement or any other underlying document through which Seller acquires the Accounts is contrary or inconsistent with anything in the Purchase Agreement or (ii) such agreements or documents contain any provision, term or condition that limits, prohibits or otherwise restricts (A) Seller’s execution or performance of the Purchase Agreement or (B) Buyer’s rights or its exercise of such rights (including, without limitation, the pursuit of any lawful use or enjoyment of the Accounts) in connection with the Accounts or its ownership thereof, the terms of the Purchase Agreement shall supersede such terms of the applicable original purchase agreement.

Buyer’s sole remedy with respect to any breach of this Paragraph 2 shall be to make a claim against Seller pursuant to Paragraph 9.1(b) of the Purchase Agreement. The limitations set forth in Paragraphs 9.1(c), 11.10 and 11.13 of the Purchase Agreement shall apply to any breach of this Paragraph 2. To the extent Buyer is entitled to receive payment from Seller pursuant to Paragraph 9.1(b) of the Purchase Agreement and such payment is not made by Seller (under the Escrow Agreement or otherwise), then Buyer shall have the rights set forth in Paragraph 3 of this Agreement.

3.    Guaranty. CCRT for the benefit of Buyer, its Affiliates and assigns, hereby unconditionally and irrevocably guarantees upon an failure by Seller to pay or to perform, as applicable, and in accordance with Paragraph 6 hereof, as a primary obligor and not as a surety, without deduction by reason of setoff, defense or counterclaim:

    (a)        the full and punctual performance of any and all present and future obligations of Seller and its successors and permitted assigns now or hereafter existing: (i) to forward to Buyer all payments made by a Debtor to Seller, CCRT or its predecessor in interest under Paragraphs 2.1(b) and 2.2(g) of the Purchase Agreement, (ii) to maintain records showing which Accounts have been sold to Buyer under Paragraph 6.2 of the Purchase Agreement, (iii) to process and forward to Buyer all written correspondence received in connection with any Account sold to Buyer under the Purchase Agreement and to provide Buyer’s telephone number to any Debtor or such Debtor’s representative who contacts Seller about any such Account under Paragraph 6.2 of the Purchase Agreement, and (iv) to provide Account Documents under Paragraph 6.5 of the Agreement; and

    (b)        the full and punctual payment of any and all present and future liabilities of Seller and its successors and permitted assigns now or hereafter existing for which Buyer is entitled to receive payment from Seller pursuant to Paragraph 9.1 of the Purchase Agreement, including, without limitation, any payment for the repurchase of any Ineligible Forward Flow Account or any Ineligible Purchased Account under Paragraphs 3.1 and 3.2 of the Purchase Agreement and any payment required under Paragraph 2.4(c) of the Purchase Agreement.

The obligations described in this Paragraph 3 are hereinafter referred to collectively as the “Guaranteed Obligations.”

4.    Agreement Unconditional and Absolute. CCRT hereby unconditionally and irrevocably guarantees that each of the Guaranteed Obligations shall be paid, performed, satisfied and discharged, as the case may be, strictly in accordance with the terms of the Purchase Agreement. CCRT’s obligations under this Guaranty are continuing and unconditional. Without limiting the generality of the foregoing, the obligations of CCRT hereunder shall not be released, discharged, or otherwise affected by: (a) any extension, renewal, settlement, indulgence, compromise, waiver or release of or with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto; (b) any modification or amendment of or supplement to the Purchase Agreement; (c) the existence of any claim, setoff or other rights which CCRT may have at any time against Buyer; provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim; (d) the enforceability or validity of the Guaranteed Obligations or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto, or any provision of applicable law or regulation purporting to prohibit the payment by CCRT of any of the Guaranteed Obligations; or (e) any other act or omission to act or delay of any kind by Buyer.

5.    Reinstatement of Agreement; Bankruptcy Matters; Other Events. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by Buyer upon the insolvency, bankruptcy or reorganization of Seller or CCRT, or otherwise, all as though such payment had not been made. The obligations of CCRT under this Agreement shall not be affected by any compromise of the Guaranteed Obligations, any application, release or substitution of any security therefor, the winding-up, liquidation, dissolution, receivership, bankruptcy, amalgamation, merger, consolidation, recapitalization, reorganization or fundamental corporate change of Seller or CCRT, sale of all or substantially all of the assets of Seller or CCRT, or for any other reason other than performance of the Guaranteed Obligations. Buyer shall not be obligated to file any claim in bankruptcy court relating to the Guaranteed Obligations if Seller becomes subject to a bankruptcy, reorganization or similar proceeding, and the failure of Buyer to so file shall not affect CCRT’s obligations hereunder.

6.    CCRT Payments and Performance. CCRT shall, upon any failure (a) by Seller to pay or perform any of the Guaranteed Obligations and (b) of the Guaranteed Obligations to be satisfied from the Escrow, within five business days after such failure, pay Buyer all such amounts owing to Buyer, or perform all obligations that Seller has failed to perform, pursuant to such Guaranteed Obligations, at the place and in the manner specified in the Purchase Agreement.

7.    Certain Agreements and Waivers by CCRT. (a) CCRT hereby waives (i) notice of extension of time of payment, notice of acceptance of this Agreement, and notice of change, modification or amendment to the Purchase Agreement, and CCRT hereby consents to any and all forbearances and extensions of time of payment or performance of the Purchase Agreement and to any and all changes in the terms, covenants and conditions thereof now or at any other time hereafter made or granted by the parties to the Purchase Agreement or to any other applicable agreement with or without notice to CCRT or prior consent by CCRT, (ii) any right or defense based on the absence of any or all presentments, demands (including demands for performance), (iii) the defense of any statute of limitations in any action under or related to this Agreement or the Purchase Agreement, and (iv) any right to require Buyer to proceed against Seller, or any other person or to pursue any other security or remedy before proceeding against CCRT; (b) no delay or omission by Buyer in exercising any rights, remedies, powers and privileges hereunder and no course of dealing between Buyer, on the one hand, and Seller and CCRT, on the other hand, shall be deemed a waiver by Buyer of any rights, remedies, powers and privileges hereunder, even if such delay or omission is continuous or repeated, nor shall any single or partial exercise of any right, remedy, power or privilege by Buyer preclude any other or further exercise thereof by Buyer, or the exercise of any other right, remedy, power or privilege by Buyer; (c) no notice to or demand on Seller, CCRT or any other person or entity in any instance shall entitle Seller, CCRT or any other person or entity to any other or further notice of demand in similar or other circumstances or constitute a waiver of any of the rights of Buyer to any other or further action in any circumstances without notice or demand; (d) CCRT agrees that, to the extent Seller makes any payment in respect of the Guaranteed Obligations, which payment or any part thereof is subsequently required to be repaid by Buyer or is declared to be fraudulent or preferential, set aside, recovered, rescinded or is required to be retained by or repaid to a trustee, receiver, or any other person under any bankruptcy code, common law, or equitable cause, then and to the extent of such payment, the obligation of the part thereof intended to be satisfied shall be revived and continued in full force and effect with respect to CCRT’s obligations hereunder, as if such payment had not been made (the terms of this subparagraph (d) shall survive termination of the Purchase Agreement).

8.    Representations and Warranties of CCRT. As of the date of this Agreement, CCRT hereby represents and warrants to Buyer that the following are true and correct: (a) CCRT has received or derived, or will receive or derive, substantial direct and indirect benefit from the Purchase Agreement; (b) CCRT is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Georgia and has full corporate power to execute, deliver and perform its obligations under this Agreement; (c) the execution, delivery and performance of this Agreement has been and will remain duly authorized by all necessary corporate action of CCRT, and do not contravene any provision of law or of CCRT’s governing documents or any contractual restriction binding upon CCRT or its assets; (d) all consents, authorizations and approvals of, and registrations and declarations with, any governmental authority necessary for the due execution, delivery and performance of this Agreement have been obtained and remain in full force and effect and all conditions thereof have been duly complied with, and no other action by and no notice to or filing with, any governmental authority is required in connection with the execution, delivery or performance of this Agreement; and (e) this Agreement constitutes a legal, valid and binding obligation of CCRT enforceable against CCRT in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

9.     Continuing Agreement. This Agreement is an absolute, irrevocable and continuing Agreement and shall remain in full force and effect until all of the Guaranteed Obligations and all other obligations under this Agreement have been fully and completely paid, performed, satisfied and discharged, have been terminated or have expired in accordance with their terms.

10.     Agreement of Payment and Performance. CCRT hereby agrees that this Agreement is an absolute, irrevocable and unconditional guaranty of payment and performance and not merely a guaranty of collection.

11.     Successors and Assigns. This Agreement shall be binding upon and enforceable against CCRT and its successors and permitted assigns. This Agreement shall inure to the benefit of and be enforceable by Buyer and its permitted successors and assigns.

12.     Entire Agreement. This Agreement constitutes the entire agreement between CCRT and Buyer with respect to the subject matter hereof, and supersedes any and all prior agreements and undertakings, both written and oral, between CCRT and Buyer with respect to such subject matter hereof.

13.     Governing Law; Jurisdiction; Venue; Right to Jury. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principal of conflicts of law. Each of Buyer and CCRT hereby irrevocably consents to the jurisdiction and venue of the state and federal courts located in the State of New York in connection with any action relating to this Agreement. Each of Buyer and CCRT hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of an action or proceeding in a state or federal court located in the State of New York. Each of Buyer and CCRT hereby irrevocably waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any action, suit or proceeding arising out of or relating to this Agreement.

14.     Amendment, Waiver or Consent. No amendment, waiver or consent with respect to this Agreement shall be effective against CCRT unless and until duly signed by an authorized representative of CCRT, and no amendment, waiver or consent with respect to this Agreement shall be effective against Buyer unless and until signed by Buyer, and then, in each case, any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of CCRT or Buyer to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

15.     Assignment. CCRT shall not assign or transfer this Agreement, or delegate any of its duties hereunder, in any manner whatsoever, without the prior, express, written consent of Buyer.

16.     Limitation by Law. Should any provision of this Agreement be judicially declared to be invalid, unenforceable or void, in whole or in part, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision; and (ii) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

17.     Notices. Notices to CCRT and Buyer under or in connection with this Agreement shall be given in the same manner as notices to Seller under the Purchase Agreement and shall be sent to the address set forth on the signature page hereto.

18.     Costs of Collection. CCRT shall pay all costs of collection, including, but not limited to, attorneys’ fees, whether or not suit is instituted, and all costs of suit and preparation for suit (whether at trial or appellate level), in the event any obligation of CCRT under this Agreement is not paid or discharged when required to be paid or discharged.

19.     Headings. The Paragraph and other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

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        IN WITNESS WHEREOF, CCRT has executed this Acknowledgement Agreement as of the date first above written.

CompuCredit Corporation
By: /s/ William McCamey Name: William McCamey Title: Treasurer Address for Notices: 245 Perimeter Center Parkway Suite 600 Atlanta, GA 30346 Facsimile: (770) 206-6187

Agreed and accepted:

Midland Funding LLC

By: /s/ J. Brandon Black
Name: J. Brandon Black
Title: President

Address for Notices:

c/o Encore Capital Group, Inc.
8875 Aero Drive
Suite 200
San Diego, CA 92123
Facsimile: (858) 309-6995
Attention: General Counsel